                                                                    Exhibit 10.1

        CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of April 28, 2000, among Daw Technologies, Inc., a Utah corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

        WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of the Company's 3% Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), which are convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock").

        IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:


                                    ARTICLE I
                                PURCHASE AND SALE

        1.1 The Closing.

               (a) The Closing. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase an aggregate of 500 shares of Preferred Stock (the "Shares") for an aggregate purchase price of $5,000,000. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

                      (ii) At the Closing, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each Purchaser (1) stock certificates, registered in the name of such Purchaser, representing a number of Shares equal to the quotient obtained by dividing the purchase price indicated below such Purchaser's name on the signature page to this Agreement by 10,000, (2) a Common Stock purchase warrant, in the form of Exhibit D, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's name on the signature page to this Agreement (collectively, the "Warrants"), (3) the legal opinion of Parr Waddoups Brown Gee & Loveless, outside counsel to the Company in the form of Exhibit C, and (4) an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B (the "Registration Rights Agreement") and the Transfer Agent Instructions, in the form of Exhibit E, delivered to and acknowledged by the Company's transfer agent (the "Transfer Agent Instructions"); and (B) each Purchaser shall deliver (1) the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (2) an executed Registration Rights Agreement.

               1.2 Terms of Preferred Stock. The Preferred Stock shall have the rights preferences and privileges set forth in Exhibit A, and shall be incorporated into an Articles of Amendment (the "Certificate of Designation") to be filed prior to the Closing by the Company with

                                                                    Exhibit 10.1

the Utah Division of Corporations and Commercial Code, in form and substance mutually agreed to by the parties.

               1.3 Certain Defined Terms. For purposes of this Agreement, "Original Issue Date" and "Trading Day" shall have the meanings set forth in Exhibit A; "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of Utah are authorized or required by law or other governmental action to close; "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

        2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the
Purchasers:

               (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Utah, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a) (collectively the "Subsidiaries"). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions or the Warrants (collectively, the "Transaction Documents"),
(y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

               (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                                                                    Exhibit 10.1

               (c) Capitalization. The number of authorized, issued and outstanding shares of capital stock of the Company is set forth in Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), the Company owns all of the capital stock of each Subsidiary. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Shares and the Warrants and except as disclosed in
Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

               (d) Issuance of the Shares and the Warrants. The Shares and the Warrants are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has on the date hereof and will, at all times while the Shares and the Warrants are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of the Shares and the Warrants, to enable it to perform its conversion, exercise and other obligations under this Agreement, the Certificate of Designation and the Warrants. Such number of reserved and available shares of Common Stock is not less than the sum of (i) 200% of the number of shares of Common Stock which would be issuable upon conversion in full of the Shares on the Closing Date, assuming that the Shares are outstanding for three years and that all accrued dividends are added to the Stated Value (as defined in the Certificate of Designation) and (ii) the number of shares of Common Stock issuable upon exercise of the Warrants (such number of shares of Common Stock as contemplated in clauses (i)-(ii), the "Initial Minimum"). All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Shares and the Warrants. The shares of Common Stock issuable upon conversion of the Shares and upon exercise of the Warrants are collectively referred to herein as the "Underlying Shares." The Shares, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities." When issued in accordance with the Certificate of Designation and the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

               (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as could not, individually or in the

                                                                    Exhibit 10.1

aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

               (f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the Certificate of Designation with the Utah Division of Corporations and Commercial Code, (ii) the filings required pursuant to Section 3.9, (iii) the filing with the Securities and Exchange Commission (the "Commission") of a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Purchasers (the "Underlying Shares Registration Statement"), (iv) the application(s) to the Nasdaq National Market ("NASDAQ") for the listing of the Underlying Shares for trading on the NASDAQ (and with any other national securities exchange or market on which the Common Stock is then listed) in the time and manner required thereby, (v) applicable Blue Sky filings and (vi) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals"). The Company has applied for and received an exception from NASDAQ regarding the Company's obligation to seek shareholder approval prior to an issuance of securities in connection with a transaction other than a public offering involving the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable into Common Stock) equal to 20 percent or more of the Common Stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

               (g) Litigation; Proceedings. Except as set forth in Schedule 2.1(g), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

               (h) No Default or Violation. Except as set forth in Schedule 2.1(h), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not individually or in the aggregate, have or result in a Material Adverse Effect.

               (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities

                                                                    Exhibit 10.1

Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

               (j) SEC Documents; Financial Statements. Except as disclosed in
Schedule 2.1(j), the Company has filed all reports required to be filed by it under the Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 1999, except as specifically disclosed in the SEC Documents or in Schedule 2.1(j), (a) there has been no event, occurrence or development that has resulted or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or otherwise required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

               (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (l) Certain Fees. Except for certain fees payable to the Persons listed on Schedule 2.1(l), by the Company, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the

                                                                    Exhibit 10.1

transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

               (m) Solicitation Materials. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

               (n) Seniority. No class of equity securities of the Company is senior to the Shares in right of payment, whether upon liquidation or dissolution, or otherwise.

               (o) Listing and Maintenance Requirements Compliance. Except as set forth in the SEC Documents or in Schedule 2.1(o), the Company has not, in the two years preceding the date hereof, received notice (written or oral) from the NASDAQ or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

               (p) Patents and Trademarks. The Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective business as described in the SEC Documents and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Except as set forth in Schedule 2.1(p), neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person, to the best knowledge of the Company. All such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

               (q) Registration Rights; Rights of Participation. Except as set forth in Schedule 2.1(q), disclosed under Section 6(c) to the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied. No Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

               (r) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

               (s) Title. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and

                                                                    Exhibit 10.1

its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Except as set forth in Schedule 2.1(s), any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

               (t) Absence of Certain Proceedings. Except as described in the SEC Documents or as set forth in Schedule 2.1(t), (i) there is no Action pending or, to the knowledge of the Company, threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could have or result in a Material Adverse Effect; (ii) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving
(A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty; (iii) the Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement); and (iv) there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

               (u) Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

               (v) Disclosure. Except as specifically set forth in the immediately following sentence, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material non-public information. The Purchasers understand that certain of the disclosures set forth in the Schedules to this Agreement may contain information that is not public and which may have the consequence of precluding the Purchasers right to trade in the Company's Common Stock for up to 30 days following the Closing Date. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

        2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby for itself and for no other Purchaser represents and warrants to the Company as follows:

               (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in

                                                                    Exhibit 10.1

accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

               (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, the Registration Rights Agreement and the Warrant, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute the Securities. While it is the intention of such Purchaser to hold the Securities, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any amount of time.

               (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and at each exercise date under its respective Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities.

               (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

               (e) Ability of such Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

               (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

               (g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                                                                    Exhibit 10.1

               (h) Reliance. Such Purchaser understands and acknowledges that
(i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

               The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.


                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

        3.1 Transfer Restrictions. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee provides representations to the Company generally consistent with those set forth in Section 2.2 (b)-(e). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

               (b) The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

                NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

               Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of Shares and exercise of the Warrants or other issuances of Underlying Shares as

                                                                    Exhibit 10.1

contemplated hereby, by the Certificate of Designation or the Warrants occurs at any time while an Underlying Shares Registration Statement is effective under the Securities Act or the holder has satisfied the requirements of Rule 144 promulgated under the Securities Act ("Rule 144") in connection with the intended resale of such Underlying Shares or, in the event there is not an effective Underlying Shares Registration Statement at such time and Rule 144 is not then available to the holder, if, in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the day that the Underlying Shares Registration Statement is declared effective by the Commission (the "Effective Date"). The Company agrees that, in the event any Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will, within three (3) Trading Days after request therefor by a Purchaser, provide such Purchaser with a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

        3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Shares upon (i) conversion of the Shares in accordance with the terms of the Certificate of Designation, and (ii) exercise of the Warrants in accordance with their terms, will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon (x) conversion of the Shares in accordance with the terms of the Certificate of Designation, and (y) exercise of the Warrants pursuant to the terms thereof, is unconditional and absolute, subject to the limitations set forth herein, in the Certificate of Designation or pursuant to the Warrants, regardless of the effect of any such dilution.

        3.3 Furnishing of Information. As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit a Purchaser to receive Underlying Shares free of all restrictive legends and to subsequently sell Underlying Shares under Rule 144 upon receipt of notice of an intention to sell or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

        3.4 Integration. The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities

                                                                    Exhibit 10.1

Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the NASDAQ.

        3.5 Increase in Authorized Shares. If on any date the Company would be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from (a) issuing (a) 200% of the number of Underlying Shares as would then be issuable upon a conversion in full of the Shares, and
(b) the number of Underlying Shares issuable upon exercise in full of the Warrants (the "Current Required Minimum"), in either case, due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, conversion exercise and reservation of shares obligations as set forth in this Agreement, the Certificate of Designation and the Warrants (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments, and (y) the Current Required Minimum, is deemed for purposes hereof to be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the 60th day after delivery of the proxy materials relating to such meeting and the 90th day after request by a holder of Securities to issue the number of Underlying Shares in accordance with the terms hereof) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's or articles of incorporation to evidence such increase.

        3.6 Reservation and Listing of Underlying Shares. (a) The Company shall
(i) in the time and manner required by NASDAQ and such other exchange, market or quotation system on which the Common Stock is traded, prepare and file with the NASDAQ (and such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) an additional shares listing application covering a number of shares of Common Stock which is not less than the Initial Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing in the NASDAQ (as well as on any such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Shares and upon exercise of the then unexercised portion of the Warrants exceeds 85% of the number of Underlying Shares previously listed on account thereof with NASDAQ (and any such other required exchanges), then the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Current Required Minimum.

               (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon the conversion of the Shares in full and upon exercise in full of the Warrants in accordance with this Agreement, the Certificate of Designation and the Warrants, respectively, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.

                                                                    Exhibit 10.1

        3.7 Conversion and Exercise Procedures. The Transfer Agent Instructions, Certificate of Designation (including the Conversion Notice,as defined in the Certificate of Designation) and Notice of Exercise under the Warrants set forth the totality of the procedures with respect to the conversion of the Shares and exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to convert their Shares and exercise their Warrants as contemplated in the Certificate of Designation and the Warrants (as applicable).

        3.8 Subsequent Financing; Right of First Refusal; Limitation on Registration.

        (a) Without the prior written consent of the Purchasers, prior to the 270th day following the Effective Date (such date will be extended by the number of days after the Effectiveness Date (as defined in the Registration Rights Agreement) that an Underlying Shares Registration Statement has not been declared effective by the Commission and by the number of days after the Effective Date during which a Purchaser is not permitted or unable to utilize the prospectus or otherwise to resell Underlying Shares under the Underlying Shares Registration Statement), the Company will not offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity equivalent securities (including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock) at a price per share of Common Stock lower than the closing sales price of the Common Stock on the date of such issuance. The restriction contained in the foregoing sentence shall not apply to (i) the issuance of shares of Common Stock pursuant to a bona fide underwritten public offering of the Common Stock (it being understood that equity line transactions, including any on-going warrant financing, or any similar arrangements shall not constitute a bona fide underwritten public offering of the Common Stock for the purposes hereof) and (ii) the granting of options or warrants to employees, officers and directors of the Company, and the issuance of Common Stock upon exercise of such options or warrants granted under any stock option plan heretofore or hereinafter duly adopted by the Company.

        (b) Without the prior written consent of the Purchasers, prior to the 540th day following the Closing Date, the Company shall not, directly or indirectly, without the prior consent of the Purchasers, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equivalent securities (including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock), or otherwise enter into any other transaction intended to be exempt or not subject to registration under the Securities Act (collectively, a "Subsequent Placement"), unless: (A) the Company delivers to each Purchaser a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) such Purchaser shall not have notified the Company by 6:30 p.m. (New York City time) on the fifth Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to notify the Company of their intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice, provided, that the Company shall provide the

                                                                    Exhibit 10.1

Purchasers with a second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (b), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within thirty Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If a Purchaser shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each other Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro-rata portion of the aggregate number of Shares purchased by such Purchaser under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice. The rights of the Purchasers under this Section shall apply to each Subsequent Placement contemplated by the Company or such Subsidiary, regardless of any prior waivers or non-participation.

        (c) Except for (x) Underlying Shares, (y) other "Registrable Securities" (as defined in the Registration Rights Agreement) to be registered, and securities of the Company permitted pursuant to Section 6(c) of the Registration Rights Agreement to be registered, in the Underlying Shares Registration Statement in accordance with the Registration Rights Agreement and (z) Common Stock permitted to be issued pursuant to paragraphs (a)(i) - (ii) of Section 3.8, the Company shall not, for a period of not less than 180 days after the Effective Date, without the prior written consent of the Purchasers (i) issue or sell any of its or any of its Affiliates' equity or equity- equivalent securities pursuant to Regulation S promulgated under the Securities Act, or
(ii) file a registration statement covering any securities of the Company. Any days after the Effective Date that a Purchaser is unable to sell Underlying Shares under the Underlying Shares Registration Statement shall be added to such 180 day period.

        3.9 Certain Securities Laws Disclosures; Publicity. The Company shall:
(i) on the Closing Date issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the Closing Date, and (iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, no less than two Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers. No such filing or disclosure may be made that mentions the Purchasers by name without the prior consent of the Purchasers. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Purchasers, or include the names of the Purchasers in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Purchasers, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

                                                                    Exhibit 10.1

        3.10 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of outstanding trade payables incurred in the ordinary course of the Company's business and prior practices and up to $500,000 in loan repayment to the Company's lender pursuant to its revolving credit agreement), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

        3.11 Reimbursement. If any Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which a Purchaser is a named party, the Company will pay such Purchaser the charges, as reasonably determined by such Purchaser, for the time of any officers or employees of such Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or entity in connection with the transactions contemplated by this Agreement.


                                   ARTICLE IV
                                  MISCELLANEOUS

               4.1 Fees and Expenses. At the Closing, the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to Robinson Silverman $10,000 for the preparation and negotiation of the Transaction Documents. The amount contemplated by the immediately preceding sentence shall be retained by the Purchasers and shall not be delivered to the Company at the Closing. Other than the amount contemplated herein and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

               4.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto and the Transfer Agent Instructions contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior

                                                                    Exhibit 10.1

agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

               4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day (with confirmation of transmission), (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date (with confirmation of transmission), (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

        If to the Company:          Daw Technologies, Inc.
                                    2700 South 900 West
                                    Salt Lake City, UT 84119
                                    Facsimile No.: (801) 973-6640
                                    Attn: Chief Executive Officer

        With copies to:             Parr Waddoups Brown Gee & Loveless
                                    185 South State Street
                                    Salt Lake City, UT 84147
                                    Facsimile No.: (801)532-7750
                                    Attn: Brian G. Lloyd

        If to a Purchaser:          To the address set forth under such
                                    Purchaser's name on the signature pages
                                    hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

               4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

               4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

               4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall

                                                                    Exhibit 10.1

not limit any Purchaser's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

               4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

               4.8 Governing Law. The corporate laws of Utah shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

               4.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and conversion or exercise (as the case may be) of the Shares and the Warrants.

               4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

               4.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

               4.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and each of the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and

                                                                    Exhibit 10.1

hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

               4.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOWS]

                                                                    Exhibit 10.1

        IN WITNESS WHEREOF, the parties hereto have caused this Convertible Preferred Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                             DAW TECHNOLOGIES, INC.



                             By:
                                -------------------------------------
                                Name:
                                Title:

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGES FOR PURCHASER FOLLOW]

                                                                    Exhibit 10.1

                    DEEPHAVEN PRIVATE PLACEMENT TRADING LTD.


                             By:
                                -------------------------------------
                                Name:
                                Title:

                             Purchase Price for Shares to be
                             acquired at Closing:                     $1,750,000

                             Number of Shares underlying Warrant:        131,250


                             Address for Notice:

                             Deephaven Private Placement Ltd.
                             c/o Deephaven Capital Management LLC
                             130 Cheshire Lane
                             Minnetonka, MN 55305
                             Facsimile No.: (612) 249-5320
                             Attn: Bruce Lieberman

        With copies to:      Robinson Silverman Pearce Aronsohn & Berman LLP
                             1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 and (212) 541-1432
                             Attn: Eric L. Cohen, Esq.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

                                                                    Exhibit 10.1

                             WEST END MACCABEE FUND, L.P.


                             By:
                                -------------------------------------
                                Name:
                                Title:

                             Purchase Price for Shares to be
                             acquired at Closing:                     $1,400,000

                             Number of Shares underlying Warrant:        105,000


                             Address for Notice:

                             West End Maccabee Fund, L.P.
                             c/o WEC Asset Management LLC
                             110 Colabaugh Pond Road
                             Croton-on-Hudson, NY 10520
                             Facsimile No.: (914) 271-0889
                             Attn: Danny Saks

        With copies to:      Robinson Silverman Pearce Aronsohn & Berman LLP
                             1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 and (212) 541-1432
                             Attn: Eric L. Cohen, Esq.

                                                                    Exhibit 10.1


                      WEST END MACCABEE OFFSHORE FUND LTD.


                             By:
                                -------------------------------------
                                Name:
                                Title:

                             Purchase Price for Shares to be
                             acquired at Closing:                       $100,000

                             Number of Shares underlying Warrant:          7,500


                             Address for Notice:

                             West End Maccabee Offshore Fund Ltd
                             c/o HSBC Financial Services Ltd.
                             P.O. Box 1109 GT, Mary Street
                             Grand Cayman, Cayman Islands, BWI
                             Facsimile No.: (345) 949-7634
                             Attn: Pamela Clements

        With copies to:      Robinson Silverman Pearce Aronsohn & Berman LLP
                             1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 and (212) 541-1432
                             Attn: Eric L. Cohen, Esq.

                                                                    Exhibit 10.1


                             WETI GLOBAL FUND LTD.


                             By:
                                -------------------------------------
                                Name:
                                Title:

                             Purchase Price for Shares to be
                             acquired at Closing:                       $250,000

                             Number of Shares underlying Warrant:         18,750


                             Address for Notice:

                             WETI Global Fund Ltd
                             c/o HSBC Financial Services Ltd.
                             P.O. Box 1109 GT, Mary Street
                             Grand Cayman, Cayman Islands, BWI
                             Facsimile No.: (345) 949-7634
                             Attn: Pamela Clements

        With copies to:      Robinson Silverman Pearce Aronsohn & Berman LLP
                             1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 and (212) 541-1432
                             Attn: Eric L. Cohen, Esq.

                                                                    Exhibit 10.1


                             J. WESTON DAW


                             By:
                                -------------------------------------
                                Name: J. Weston Daw
                                Title:

                             Purchase Price for Shares to be
                             acquired at Closing:                     $1,000,000

                             Number of Shares underlying Warrant:         75,000


                             Address for Notice:

                             J. Weston Daw
                             602 Walnut Brook Drive
                             Murray, Utah 84107
                             Facsimile No.: (801) 973-6640

                                                                    Exhibit 10.1


                             RONALD W. DAW


                             By:
                                -------------------------------------
                                Name: Ronald W. Daw
                                Title:

                             Purchase Price for Shares to be
                             acquired at Closing:                       $300,000

                             Number of Shares underlying Warrant:         22,500


                             Address for Notice:

                             Ronald W. Daw
                             488 Edindrew Circle
                             Murray, Utah 84107
                             Facsimile No.: (801) 973-6640

================================================================================


                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                      Among

                             DAW TECHNOLOGIES, INC.

                                       and

                         THE INVESTORS SIGNATORY HERETO


                           Dated as of April 28, 2000


================================================================================